UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 10, 2004
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                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                         000-14879                  22-2322400
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

  650 College Road East, CN 5308, Suite 3100, Princeton, NJ           08540
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     (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 10, 2004, Cytogen Corporation (the "Company") entered into a non-exclusive Manufacturing Agreement (the "Agreement") with Laureate Pharma, L.P. ("Laureate") for the Company's ProstaScint product. All terms not specifically defined herein shall have the meaning ascribed to them in the Agreement.

     The Agreement is effective immediately and shall terminate, unless earlier terminated pursuant to the terms thereof, upon Laureate's completion of the Production Campaign and shipment of the resulting products from Laureate's Facility in Princeton, NJ. It is intended that the Agreement will provide the Company with a sufficient supply of ProstaScint to satisfy its commercial requirements for approximately the next four years based upon current sales levels.

     The Company has sought confidential treatment from the Securities and Exchange Commission for certain portions of the Agreement. A copy of the redacted Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to such Exhibit.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    Exhibit No.       Description
    -----------       -----------
       10.1*          Manufacturing  Agreement  dated September 10, 2004  by and between the Company and Laureate Pharma, L.P.

* The Company has submitted an application for confidential treatment with the Securities and Exchange Commission with respect to certain provisions contained in this exhibit. The copy filed as an exhibit omits the information subject to the confidentiality application.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION



                                        By: /s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer

Dated:   September 14, 2004

                                  EXHIBIT INDEX


          Exhibit No.       Description
          -----------       -----------

             10.1* Manufacturing Agreement dated September 10, 2004 by and between the Company and Laureate Pharma, L.P.

* The Company has submitted an application for confidential treatment with the Securities and Exchange Commission with respect to certain provisions contained in this exhibit. The copy filed as an exhibit omits the information subject to the confidentiality application.